Exhibit 10.1

LESLIE’S, INC.

AMENDED & RESTATED 2020 OMNIBUS INCENTIVE PLAN

1.
Purpose and Effective Date.
(a)
Purpose. This Plan has two complementary purposes: (i) to attract and retain outstanding individuals to serve as officers, directors, employees, advisors and consultants of the Company and its Affiliates, that now exist or hereafter are organized or acquired, and (ii) to increase stockholder value. This Plan will provide participants incentives to increase stockholder value by offering the opportunity to acquire Shares, receive monetary payments based on the value of the Stock, or receive other incentive compensation, on the terms that this Plan provides.
(b)
Effective Date. This Plan came into existence on the Effective Date and was most recently amended and restated on the Restatement Effective Date. This Plan will terminate as provided in Section 15.
2.
Definitions. Capitalized terms used and not otherwise defined in this Plan, or in any Award Agreement, have the following meanings:
(a)
“Administrator” means the Board or the Committee; provided, that, to the extent the Board or the Committee has delegated its authority and responsibility as an Administrator of this Plan to one or more committees or officers of the Company as permitted by Section 3(b), the term “Administrator” shall also mean such committee(s) and/or officer(s).
(b)
“Affiliate” has the meaning ascribed to such term in Rule 12b-2 under the Exchange Act. Notwithstanding the foregoing, for purposes of determining those individuals to whom an Option or a Stock Appreciation Right may be granted, the term “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by or is under common control with, the Company (within the meaning of Code Sections 414(b) or (c)); provided, that, in applying such provisions, the phrase “at least 20 percent” shall be used in place of “at least 80 percent” each place it appears therein.
(c)
“Applicable Exchange” means the national securities exchange or automated trading system on which the Stock is principally traded at the applicable time.
(d)
“Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Stock, Restricted Stock, Restricted Stock Units, a Cash Incentive Award, or any other type of award permitted under this Plan.
(e)
“Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.
(f)
“Board” means the Board of Directors of the Company.
(g)
“Cash Incentive Award” means the right to receive a cash payment to the extent Performance Goals are achieved (or other specified requirements are met), as described in Section 10.
(h)
“Cause”, with respect to a Participant, shall have the meaning given in an Award Agreement, or, if none, shall mean one of the following, which are listed in the order in which determination of such meaning is to be made:
(i)
the meaning given in a Participant’s employment, retention, change of control, severance, or similar agreement with the Company or any Affiliate; or, if none, then

(ii)
the meaning given in the Company’s employment policies as in effect at the time of the determination (or if the determination of Cause is being made within two (2) years following a Change of Control, the meaning given in the Company’s employment policies as in effect immediately prior to the Change of Control); or, if none, then
(iii)
the occurrence of any of the following: (A) the repeated failure or refusal of the Participant to follow the lawful directives of the Company or an Affiliate (except due to the Participant’s sickness, injury, or disabilities), (B) gross inattention to duty or any other willful, reckless, or grossly negligent act (or omission to act) by the Participant, which, in the good faith judgment of the Company, could result in a material injury (financial, reputational, or otherwise) to the Company or an Affiliate, including, but not limited to, the repeated failure to follow the policies and procedures of the Company, or (C) the commission by the Participant of a felony, any crime involving moral turpitude, or an act of financial dishonesty against the Company or an Affiliate.
(i)
A “Change of Control” shall have the meaning given in an Award Agreement, or, if none, shall be deemed to occur if, following the Effective Date, and excluding the transaction pursuant to which the Company became a separate public corporation for the first time:
(i)
a Person (other than an Excluded Person) acquires, in any single transaction or series of related transactions, more than fifty percent (50%) of the combined voting power of the outstanding securities of the Company, other than pursuant to a transaction described in clause (iv) below that is not considered to be a Change in Control pursuant to such clause (iv); or
(ii)
Continuing Directors shall, at any time, cease to constitute a majority of the Board; or
(iii)
the consummation of the sale or other disposition, in any single transaction or series of related transactions, of assets representing more than seventy- five percent (75%) of all of the assets of the Company and its subsidiaries (on a consolidated basis); or
(iv)
there is consummated a merger, consolidation, or share exchange of the Company with any other entity, or the issuance of voting securities of the Company in connection with a merger, consolidation, or share exchange of the Company (or any direct or indirect Subsidiary), other than (A) a merger, consolidation, or share exchange which would result in the voting securities of the Company outstanding immediately prior to such merger, consolidation, or share exchange continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger, consolidation, or share exchange, in substantially the same proportions as immediately before the relevant transaction, or (B) a merger, consolidation, or share exchange effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than an Excluded Person) is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after the Effective Date pursuant to express authorization by the Board) representing fifty percent (50%) or more of either the then-outstanding shares of Stock or the Company or the combined voting power of the Company’s then-outstanding voting securities.

For purposes of this Plan, (I) the term “Continuing Director” shall mean a member of the Board who either (x) was a member of the Board on the Effective Date or (y) subsequently became a Director and whose election, or nomination for election, was approved by a vote of at least two-thirds (2/3) of the Continuing Directors then in office (excluding, however, a Director whose election, or nomination for election, occurred as the result of an actual or threatened proxy contest), and (II) the term “Excluded Person” shall mean (w) the Company or its subsidiaries, (x) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or its subsidiaries, including, for the avoidance of doubt, one or more employee stock ownership plans, (y) an underwriter temporarily holding securities pursuant to an offering of such securities, or (z) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock in the Company.

Notwithstanding any other provision of this Plan to the contrary, with respect to an Award that constitutes “nonqualified deferred compensation” subject to the provisions of Code Section 409A, an event shall not be considered to be a Change of Control under this Plan for purposes of triggering payment of such Award, unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company, in each case, within the meaning of Code Section 409A, and the Administrator may include such amended definition in the Award Agreement issued with respect to such Award.

(j)
“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and any regulations or other interpretive guidance promulgated under such provision.
(k)
“Committee” means the Compensation Committee of the Board, any successor committee thereto, or such other committee of the Board that is designated by the Board with the same or similar authority. The Committee shall consist only of Non-Employee Directors (not fewer than two (2)) to the extent necessary for this Plan and Awards to comply with Rule 16b-3 promulgated under the Exchange Act. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3, such noncompliance with the requirements of Rule 16b-3 shall not affect the validity of the Awards, grants, interpretations, or other actions of the Committee.
(l)
“Company” means Leslie’s, Inc., a Delaware corporation, or any successor thereto.
(m)
“Director” means a member of the Board.
(n)
“Dividend Equivalent Unit” means the right to receive a payment, in cash or Shares, equal to the cash dividends or other cash distributions paid with respect to a Share.
(o)
“Effective Date” means the day the Board originally adopted this Plan.
(p)
“Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.
(q)
“Fair Market Value” means a price that is based on the opening, closing, actual, high, or low sale price, or the arithmetic mean of the selling prices of, a Share, on the Applicable Exchange on the applicable date, the preceding trading day, the next succeeding trading day, or the arithmetic mean of selling prices on all trading days over a specified averaging period weighted by volume of trading on each trading day in the period that is within thirty (30) days before or thirty (30) days after the applicable date, as determined by the Board or the Committee in its discretion; provided, that, if an arithmetic mean of prices is used to set a grant price or an exercise price for an Option or Stock Appreciation Right, the commitment to grant the applicable

Award based on such arithmetic mean must be irrevocable before the beginning of the specified averaging period in accordance with Treasury Regulation §1.409A- 1(b)(5)(iv)(A). The method of determining Fair Market Value with respect to an Award shall be determined by the Board or the Committee and may differ depending on whether Fair Market Value is in reference to the grant, exercise, vesting, settlement, or payout of an Award; provided, that, if the Board or the Committee does not specify a different method, the Fair Market Value of a Share as of a given date shall be the closing sale price as of the trading day immediately preceding the date as of which Fair Market Value is to be determined or, if there shall be no such sale on such date, the next preceding day on which such a sale shall have occurred. If the Stock is not traded on a national securities exchange at the time of grant or other applicable event, the Committee shall determine in good faith the Fair Market Value in the manner it considers appropriate in its sole discretion. Notwithstanding the foregoing, in the case of an actual sale of Shares, the actual sale price shall be the Fair Market Value of such Shares.
(r)
“ISO” means any Option intended to be and designated as an incentive stock option within the meaning of Code Section 422.
(s)
“Non-Employee Director” means a Director who is not also an employee of the Company or one of its Subsidiaries.
(t)
“NQSO” means any Option that is not designated, or does not qualify, as an ISO.
(u)
“Option” means the right to purchase Shares at a stated price for a specified period of time.
(v)
“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).
(w)
“Participant” means an individual selected by the Administrator to receive an

Award.

(x)
“Performance Goals” means any objective or subjective performance goals the Administrator establishes with respect to an Award. Performance Goals may also relate to a Participant’s individual performance. The Administrator reserves the right to adjust Performance Goals, or modify the manner of measuring or evaluating a Performance Goal, for any reason the Administrator determines is appropriate. The inclusion in an Award Agreement of specific adjustments or modifications shall not be deemed to preclude the Administrator from making other adjustments or modifications, in its discretion, as described herein, unless the Award Agreement provides that the adjustments or modifications described in such Award Agreement shall be the sole adjustments or modifications.
(y)
“Performance Shares” means the right to receive Shares to the extent Performance Goals are achieved (or other specified requirements are met).
(z)
“Performance Unit” means the right to receive a cash payment and/or Shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved (or other specified requirements are met).

(aa) “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, or any group of Persons acting in concert that would be considered “persons acting as a group” within the meaning of Treas. Reg. § 1.409A-3(i)(5).

(bb) “Plan” means this Leslie’s, Inc. Amended & Restated 2020 Omnibus Incentive Plan, as it may be amended from time to time.

(cc) “Restatement Effective Date” means the day the Company’s shareholders approve the Plan, as amended and restated, at the 2024 Annual Meeting of Shareholders.

(dd) “Restricted Stock” means Shares that are subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, which may lapse upon the achievement or partial achievement of Performance Goals or upon the completion of a period of service, or both.

(ee) “Restricted Stock Unit” means the right to receive one (1) Share or a cash payment the value of which is equal to the Fair Market Value of one (1) Share.

(ff) “Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

(gg) “Share” means a share of Stock.

(hh) “Stock” means the common stock of the Company.

(ii) “Stock Appreciation Right” or “SAR” means the right to receive a cash payment, and/or Shares with a Fair Market Value, equal to the appreciation of the Fair Market Value of a Share during a specified period of time.

(jj) “Subsidiary” means any corporation, limited liability company, or other limited liability entity in an unbroken chain of entities beginning with the Company, if each of the entities (other than the last entities in the chain) owns the stock or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.

(kk) “Substitute Award” means an Award granted in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or Affiliate with which the Company or any Subsidiary or Affiliate combines.

(ll) “Ten Percent Shareholder” means a Person owning stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Parent, or any Subsidiary.

3.
Administration.
(a)
Administration. In addition to the authority specifically granted to the Administrator in this Plan, the Administrator has full discretionary authority, subject to and not inconsistent with the express provisions of this Plan, to administer this Plan and to exercise all the powers and authorities either specifically granted to it under this Plan or necessary or advisable in the administration of this Plan, including, but not limited, to the authority to: (i) construe and interpret the provisions of this Plan or any Award Agreement issued hereunder; (ii) prescribe, amend, and rescind rules and regulations relating to this Plan and/or any Award; (iii)correct any defect, supply any omission, or reconcile any inconsistency in this Plan, any Award, or any Award Agreement, in the manner and to the extent it deems desirable to carry this Plan or such Award into effect; (iv) make adjustments in the terms and conditions of, and the Performance Goals (if any) included in, Awards; (v) determine the terms and provisions of the Award Agreements (which need not be identical for each Participant); (vi) implement black- out periods for the exercise of Options or delay settlement of Awards to a date permitted by Code Section 409A; and (vii) make all other determinations necessary or advisable for the administration of this Plan. All determinations made by the Administrator shall be made in the sole discretion of the Administrator and are final and binding on all interested parties.
(b)
Delegation to Other Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to a subcommittee of the Committee or to one or more officers of the Company, any or all of their respective authority and responsibility as an Administrator of this Plan; provided, that, no such delegation is permitted with respect to Stock-based Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised, unless the delegation is to another committee of the Board consisting entirely of Non-Employee Directors. If the Board or the Committee has made such a delegation, then all references to the Administrator in this Plan include such other committee, subcommittee, or one or more officers, to the extent of such delegation.
(c)
No Liability; Indemnification. No member of the Board or the Committee, and no officer or member of any other committee to whom a delegation under Section 3(b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to this Plan or any Award. The Company will indemnify and hold harmless each such individual as to any acts or omissions, or determinations made, in each case, done or made in good faith, with respect to this Plan or any Award to the maximum extent that the law and the Company’s by-laws permit.
4.
Eligibility. The Administrator may designate any of the following as a Participant from time to time, to the extent of the Administrator’s authority: (a) any officer or other employee of the Company or any of its Affiliates; (b) any individual whom the Company or an Affiliate has engaged to become an officer or employee of the Company or any of its Affiliates; (c) any consultant or advisor who provides services to the Company or any of its Affiliates; (d) any individual whom the Company or an Affiliate has engaged to become a consultant or advisor to the Company or any of its Affiliates; (e) any Director, including a Non-Employee Director; or (f) any individual whom the Company has engaged to become a Non-Employee Director; provided, that, any individual described in clauses (b), (d) or (f) must actually become so employed or engaged in order to receive an Award hereunder. The Administrator’s designation of, or granting of an Award to, a Participant will not require the Administrator to designate such individual as a Participant or grant an Award to such individual at any future time. The Administrator’s granting of a particular type of Award to a Participant will not require the Administrator to grant any other type of Award to such individual.
5.
Types of Awards; Minimum Vesting Restriction.
(a)
Subject to the terms of this Plan, the Administrator may grant any type of Award to any Participant and determine the terms, conditions, restrictions, and performance criteria relating to any Award (including, without limitation, whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered), but only employees of the Company or a Subsidiary may receive grants of ISOs. Awards may be granted alone or in addition to, in tandem with, or (subject to the prohibition on repricing set forth in Section 15(e)) in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate, including the plan of an acquired entity).
(b)
Notwithstanding any other provision of the Plan to the contrary, equity-based Awards granted under the Plan shall vest no earlier than the first anniversary of the date the Award is granted (excluding, for this purpose, any (i) Substitute Awards, (ii) Shares delivered in lieu of fully vested cash Awards, and (iii) Awards to Directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of stockholders which is at least

50 weeks after the immediately preceding year’s annual meeting); provided, that, the Administrator may grant equity-based Awards without regard to the foregoing minimum vesting requirement with respect to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 6(a) (subject to adjustment under Section 17); and, provided further, for the avoidance of doubt, that the foregoing restriction does not apply to the Administrator’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, disability or a Change of Control, in the terms of the Award or otherwise.
6.
Shares Reserved under this Plan.
(a)
Plan Reserve. Subject to adjustment as provided in Section 17 and the Share counting provisions below, as of the Restatement Effective Date, the maximum number of Shares that may be issued pursuant to Awards granted under the Plan, other than Substitute Awards, shall be 14,903,552,1 less one Share for every one Share subject to an Award granted under the Plan after September 30, 2023 and prior to the Restatement Effective Date. Out of such aggregate, the maximum number of Shares that may be covered by ISOs shall not exceed 14,903,552 Shares, subject to adjustment as provided in Section 17. The Shares reserved for issuance may be either authorized and unissued Shares or Shares reacquired at any time and now or hereafter held as treasury stock.

1 The 14,903,552 Shares reflects 7,724,552 Shares that remained available for grant under the Plan as of September 30, 2023, plus 7,179,000 newly authorized Shares.

(b)
Depletion and Replenishment of Shares Under this Plan.
(i)
The aggregate number of Shares reserved under Section 6(a) shall be depleted on the date of grant of an Award by the maximum number of Shares, if any, with respect to which such Award is granted. Notwithstanding the foregoing, an Award that may be settled solely in cash shall not cause any depletion of this Plan’s Share reserve at the time such Award is granted.
(ii)
To the extent (A) an Award lapses, expires, terminates, or is cancelled without the issuance of Shares under the Award (whether due currently or on a deferred basis) or is settled in cash, (B) it is determined during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable, (C) Shares are forfeited under an Award, (D) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, or (E) after September 30, 2023, Shares are tendered or withheld to satisfy federal, state, or local tax withholding obligations with respect to an Award other than an Option or SAR, then such Shares shall be recredited to this Plan’s reserve and may again be used for new Awards under this Plan, but Shares recredited to this Plan’s reserve pursuant to clauses (D) or (E)may not be issued pursuant to ISOs. Notwithstanding the foregoing, after September 30, 2023, the following Shares shall not be recredited to this Plan’s reserve and may not again be used for new Awards under this Plan: (x) Shares not issued or delivered as a result of the net settlement of an outstanding Option or SAR, (y) Shares used to pay the exercise price or withholding taxes related to any outstanding Option or SAR, or (z) Shares reacquired by the Company with the amount received upon exercise of an Option.
(c)
Non-Employee Director Award Limitation. Subject to adjustment as provided in Section 17, the maximum number of Shares that may be granted during any fiscal year to any individual Non-Employee Director for service as a Non-Employee Director shall not exceed that number of Shares that has an aggregate grant date fair value (computed as of the grant date in accordance with applicable financial accounting rules) of, when added to any cash compensation received by such Non-Employee Director for service as a Non-Employee Director, $750,000 (excluding Awards made pursuant to deferred compensation arrangements made in lieu of all or a portion of cash retainers and any dividends payable in respect of outstanding Awards).
(d)
Substitute Awards. Notwithstanding any other provision of the Plan to the contrary, the Administrator may grant Substitute Awards under the Plan. Substitute Awards shall not reduce the number of shares authorized for issuance under the Plan. In the event that an acquired entity has shares available for awards or grants under one or more preexisting plans not adopted in contemplation of such acquisition or combination, then, to the extent determined by the Board or the Compensation Committee, the shares available for grant pursuant to the terms of such preexisting plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of common stock of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of Shares authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of such preexisting plans, absent the acquisition or combination, and shall be made only to persons who were not employees or directors of the Company prior to such acquisition or combination.
7.
Options.
(a)
Type of Award; Terms and Conditions. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each Option, including, but not limited to: (i) whether the Option is an ISO (which meets the requirements of Code Section 422) or an NQSO (which does not meet the requirements of Code Section 422); (ii) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (iii) the number of Shares subject to the Option; (iv) the exercise price, which, other than in the case of Substitute Awards, may never be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant; (v) subject to Section 5(b), the terms and conditions of vesting and exercise; (vi) the term, except that an Option must terminate no later than ten (10) years after the date of grant; and (vii) the manner of payment of the exercise price. In all other respects, the terms of any Option intended to qualify as an ISO must comply with the provisions of Code Section 422. If an Option that is intended to be an ISO fails, for any reason, to meet the requirements thereof, the Option shall automatically be treated as an NQSO to the extent of such failure. To the extent previously approved by the Administrator (which approval may be set forth in an Award Agreement or in administrative rules), and subject to such procedures as the Administrator may specify, the payment of the exercise price of Options may be made by (A) delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, (B) by delivery to the Company or its designated agent of an executed irrevocable option exercise form, together with irrevocable instructions to a broker- dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price, (C) by surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price, or (D) by any combination of clauses (A), (B), and/or (C). Except to the extent otherwise set forth in an Award Agreement, a Participant shall have no rights as a holder of Stock as a result of the grant of an Option, unless and until the Option is exercised, the exercise price and applicable withholding taxes are paid, and the Shares subject to the Option are issued thereunder. Options may be subject to such other conditions including, but not limited to, restrictions on transferability of the Shares acquired upon exercise of such Options, as the Administrator may prescribe in its discretion or as may be required by applicable law.

(b)
Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year, under this Plan and/or any other stock option plan of the Company, its Parent, or any Subsidiary, exceeds $100,000, such Options shall be treated as NQSOs. In addition, if a Participant does not remain employed by the Company, its Parent, or any Subsidiary at all times from the time the Option is granted until three (3) months prior to the date of exercise (or such other period as required by applicable law), such Option shall be treated as an NQSO. If an ISO is granted to a Ten Percent Shareholder, the per share exercise price shall not be less than 110% of the Fair Market Value of a Share on the date of grant of such ISO. The term of an ISO granted to a Ten Percent Shareholder may not exceed five (5) years. Should the foregoing provisions not be necessary in order for an Option to qualify as an ISO, or should any additional provisions be required, the Administrator may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.
8.
Stock Appreciation Rights. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each SAR, including, but not limited to: (a) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (b) the number of Shares to which the SAR relates; (c) the grant price, which, other than in the case of Substitute Awards, may never be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant; (d) subject to Section 5(b), the terms and conditions of exercise or maturity, including vesting; (e) the term, provided, that, a SAR must terminate no later than ten (10) years after the date of grant; and (f) whether the SAR will be settled in cash, Shares, or a combination thereof.
9.
Performance and Stock Awards. Subject to the terms of this Plan (including Section 11 regarding Dividends and Dividend Equivalent Units), the Administrator will determine all terms and conditions of each award of Shares, Restricted Stock, Restricted Stock Units, Performance Shares, or Performance Units, including, but not limited to: (a) the number of Shares and/or units to which such Award relates; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; (c) subject to Section 5(b), the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the Award will be made; (d) with respect to Performance Units, whether to measure the value of each unit in relation to a designated dollar value or the Fair Market Value of one or more Shares; and (e) with respect to Restricted Stock Units and Performance Units, whether to settle such Awards in cash, in Shares (including Restricted Stock), or in a combination of cash and Shares.
10.
Cash Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of a Cash Incentive Award, including, but not limited to, the Performance Goals, performance period, the potential amount payable, and the timing/conditions of payment.
11.
Dividends and Dividend Equivalent Units. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Dividend Equivalent Units, including, but not limited to, whether: (a) such Award will be granted in tandem with another Award; (b) payment of the Award will be made concurrently with dividend payments or credited to an account for the Participant which provides for the deferral of such amounts until a stated time; (c) the Award will be settled in cash or Shares; and (d) as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; provided, that, Dividend or Dividend Equivalent Units may not be granted in connection with an Option or Stock Appreciation Right; and, provided, further, that no Dividend or Dividend Equivalent Unit granted in connection with another Award shall provide for payment prior to the date such Award vests or is earned, as applicable.

12.
Other Stock-Based Awards. Subject to the terms of this Plan, the Administrator may grant to a Participant shares of unrestricted Stock as replacement for other compensation to which the Participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or as a bonus.
13.
Discretion to Accelerate Vesting. The Administrator may accelerate the vesting of an Award or deem an Award to be earned, in whole or in part, in the event of a Participant’s death, disability (as defined by the Administrator), retirement, or termination without Cause, or as provided in Section 17(c), or upon any other event as determined by the Administrator in its sole and absolute discretion.
14.
Transferability. Awards are not transferable, including to any financial institution, other than by will or the laws of descent and distribution, unless and to the extent the Administrator allows a Participant to: (a) designate in writing a beneficiary to exercise the Award or receive payment under the Award after the Participant’s death; (b) transfer an Award to the former spouse of the Participant as required by a domestic relations order incident to a divorce; or (c) transfer an Award; provided, however, that with respect to clause (c) above, the Participant may not receive consideration for such a transfer of an Award.
15.
Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.
(a)
Term of Plan. Unless the Board earlier terminates this Plan pursuant to Section 15(b), this Plan will terminate on, and no further Awards may be granted under this Plan after, the tenth (10th) anniversary of the Restatement Effective Date. Notwithstanding the foregoing, no ISOs may be granted more than ten (10) years after the earlier of approval by the Board or the shareholders of the Plan (or any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code).
(b)
Termination and Amendment. The Board or the Administrator may amend, alter, suspend, discontinue, or terminate this Plan at any time, subject to the following limitations:
(i)
the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) prior action of the Board, (B) applicable corporate law, or (C) any other applicable law;
(ii)
stockholders must approve any amendment of this Plan (which may include an amendment to materially increase the number of Shares specified in Section 6(a), except as permitted by Section 17) to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of the Applicable Exchange, or (D) any other applicable law; and
(iii)
stockholders must approve an amendment that would diminish the protections afforded by Section 15(e).

If the Board or the Administrator takes any action under this Plan that is not, at the time of such action, authorized by this Plan, but that could be authorized by this Plan, as amended by the Board or the Administrator, as applicable, the Board or Administrator action will be deemed to constitute an amendment to this Plan to authorize such action to the extent permissible under applicable law and the requirements of any principal securities exchange or market on which the Shares are then traded.

(c)
Amendment, Modification, Cancellation and Disgorgement of Awards.
(i)
Except as provided in Section 15(e) and subject to the requirements of this Plan, the Administrator may modify, amend, or cancel any Award, or waive any restrictions or conditions applicable to any Award or the exercise of the Award; provided, that, except as otherwise provided in this Plan or the Award Agreement, any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of an Award, shall be effective only if agreed to by the Participant or any other person(s) as may then have an interest in such Award, but the Administrator need not obtain Participant (or other interested party) consent for the modification, amendment or cancellation of an Award pursuant to the provisions of subsection (ii) or Section 17 or as follows: (A) to the extent the Administrator deems such action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (B) to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any Award for the Company; or (C) to the extent the Administrator determines that such action does not materially and adversely affect the value of an Award or that such action is in the best interest of the affected Participant (or any other person(s) as may then have an interest in the Award). Notwithstanding the foregoing, unless determined otherwise by the Administrator, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.
(ii)
Notwithstanding anything to the contrary in an Award Agreement, the Administrator shall have full power and authority to terminate or cause the Participant to forfeit the Award, and require the Participant to disgorge to the Company any gains attributable to the Award, if the Participant engages in any action constituting, as determined by the Administrator in its discretion, Cause for termination, or a breach of a material Company policy, any Award Agreement, or any other agreement between the Participant and the Company or an Affiliate concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement, or similar obligations.
(iii)
If the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, then the Committee may, in its sole discretion (considering any factors the Committee deems appropriate), require a Participant to disgorge or forfeit to the Company that portion of time- and/or performance-based Awards that were granted, earned or vested during the Company’s three completed fiscal years immediately preceding the date the Company is required to prepare the accounting restatement, that the Committee determines was in excess of the amount that would have been granted, earned or vested during such period based on the restated results. In the case of time-based Awards, a recoupment may occur, in the Committee’s sole discretion, if the Committee concludes that the grant, earning and/or vesting of the Awards would not have been made, or would have been lower had they been based on the restated results, and it is possible to clearly compute the amount of such lesser award. The amount to be recouped shall be determined by the Committee in its sole and absolute discretion, and the form of such recoupment may be made, in the Committee’s sole and absolute discretion, through the forfeiture or cancellation of vested or unvested Awards, cash repayment or both. Any decision by the Committee that no recoupment shall occur because of difficulties of computation or otherwise shall not be reviewable. This restatement-related recoupment policy shall apply to Awards granted on or after the Restatement Effective Date.

(iv)
Any Awards granted pursuant to this Plan, and any Stock issued or cash paid pursuant to an Award, shall be subject to any recoupment or clawback policy that is adopted by, or any recoupment or similar requirement otherwise made applicable by law, regulation, or listing standards to, the Company from time to time.
(d)
Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Administrator under this Section 15 and to otherwise administer this Plan with respect to then-outstanding Awards will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.
(e)
Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided for in Section 17, neither the Administrator nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise or grant price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Fair Market Value of a Share in exchange for cash or other securities. In addition, the Administrator may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such Award.
(f)
Foreign Participation. To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting, or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements, or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement, or alternative versions that the Administrator approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements, or alternative versions must comply with the provisions of Section 15(b)(ii).
16.
Taxes.
(a)
Withholding. In the event the Company or one of its Affiliates is required to withhold any Federal, state, or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment, or settlement of an Award or disposition of any Shares acquired under an Award, the Company may satisfy such obligation by:
(i)
If cash is payable under an Award, deducting (or requiring an Affiliate to deduct) from such cash payment the amount needed to satisfy such obligation;
(ii)
If Shares are issuable under an Award, then to the extent previously approved by the Administrator (which approval may be set forth in an Award Agreement or in administrative rules), and subject to such procedures as the Administrator may specify, (A) withholding Shares having a Fair Market Value equal to such obligations; or (B) allowing the Participant to elect to (I) have the Company or its Affiliate withhold Shares otherwise issuable under the Award, (II) tender back Shares received in connection with such Award or (III) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld; provided, that, the amount to be withheld under this clause (ii) may not exceed the total maximum statutory tax withholding obligations associated with the transaction to the extent needed for the

Company and its Affiliates to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Administrator requires; or
(iii)
Deducting (or requiring an Affiliate to deduct) the amount needed to satisfy such obligation from any wages or other payments owed to the Participant, requiring such Participant to pay to the Company or its Affiliate, in cash, promptly on demand, or make other arrangements satisfactory to the Company or its Affiliate regarding the payment to the Company or its Affiliate of the amount needed to satisfy such obligation.
(b)
No Guarantee of Tax Treatment. Notwithstanding any provisions of this Plan to the contrary, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend, or hold harmless any individual with respect to the tax consequences of any Award.
17.
Adjustment and Change of Control Provisions.
(a)
Adjustment of Shares. If (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities (other than stock purchase rights issued pursuant to a stockholder rights agreement), or other property; (iii) the Company shall effect an extraordinary or large non-recurring cash dividend, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur, which, in the case of this clause (iv), in the judgment of the Administrator necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Administrator shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, adjust any or all of: (A) the number and type of Shares subject to this Plan (including the number and type of Shares described in Section 6(a)) and which may after the event be made the subject of Awards; (B) the number and type of Shares subject to outstanding Awards; (C) the grant, purchase, or exercise price with respect to any Award; and (D) the Performance Goals of an Award. In any such case, the Administrator may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Administrator effective at such time as the Administrator specifies (which may be the time such transaction or event is effective). However, in each case, with respect to Awards of an ISO, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b), unless otherwise determined by the Administrator. Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. In any event, previously granted Options or SARs are subject to only such adjustments as are deemed necessary by the Administrator to maintain the relative proportionate interest the Options and SARs represented immediately prior to any such event and to preserve, without exceeding, the value of such Options or SARs.

Without limitation, in the event of any reorganization, merger, consolidation, combination, or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute, on an equitable basis as the Administrator determines, for each Share then subject to an Award and the Shares subject to this Plan (if this Plan will continue in effect), the number and kind of shares of stock, other securities, cash, or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.

Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the Shares (including a reverse stock split), if no action is taken by the Administrator, adjustments contemplated by this subsection that are proportionate shall nevertheless automatically be made as of the date of such stock dividend or subdivision or combination of the Shares.

(b)
Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Administrator may authorize the issuance or assumption of Awards under this Plan upon such terms and conditions as it may deem appropriate.
(c)
Effect of Change of Control.
(i)
Upon a Change of Control, if the successor or surviving corporation (or parent thereof) so agrees, then, without the consent of any Participant (or other person with rights in an Award), some or all outstanding Awards may be assumed, or replaced with a substantially equivalent type of award with similar terms and conditions, by the successor or surviving corporation (or parent thereof) in the Change of Control transaction, subject to the following requirements (and subject to terms of the applicable Award Agreement):
(A)
Each Award which is assumed by the successor or surviving corporation (or parent thereof) shall be appropriately adjusted, immediately after such Change of Control, to apply to the number and class of securities which would have been issuable to the Participant upon the consummation of such Change of Control had the Award been exercised, vested, or earned immediately prior to such Change of Control (or cash, other property and/or any combination of the foregoing that have an equivalent value, as determined by the Administrator), and such other appropriate adjustments in the terms and conditions of the Award shall be made. For the avoidance of doubt, if, as of the date of the occurrence of such Change in Control, the Administrator determines in good faith that no amount would have been attained upon the exercise, vesting, or settlement of an Award, then such Award may be terminated by the Company without payment.
(B)
Upon the Participant’s termination of employment within two (2) years following the Change of Control (I) by the successor or surviving corporation without Cause (other than due to death or disability) or (II) by the Participant for “good reason” (as defined in any Award Agreement or any employment, retention, change of control, severance, or similar agreement between the Participant and the Company or any Affiliate, if any), all of the Participant’s Awards granted under this Plan that are in effect as of the date of such termination shall vest in full or be deemed earned in full (assuming target performance goals provided under such Award were met, if applicable) effective on the date of such termination. In the event of any other termination of employment within two (2) years after a Change of Control that is not described herein, the terms of the Award Agreement shall apply.

(ii)
To the extent the purchaser, successor or surviving entity (or parent thereof) in the Change of Control transaction does not assume the Awards or issue replacement awards as provided in clause (i) (including, for the avoidance of doubt, by reason of a Participant’s termination of employment in connection with the Change of Control), then immediately prior to the date of the Change of Control, unless the Administrator otherwise determines (and subject to terms of the applicable Award Agreement):
(A)
Each Option or SAR that is then held by a Participant who is employed by or in the service of the Company or an Affiliate shall become immediately and fully vested, and, unless otherwise determined by the Board or Administrator, all Options and SARs shall be cancelled on the date of the Change of Control in exchange for a payment (in cash and/or property) equal to the excess of the Change of Control Price (as defined below) of the Shares covered by the Option or SAR that is so cancelled over the purchase or grant price of such Shares under the Award; provided, however, that all Options and SARs that have a purchase or grant price that is equal to or greater than the Change of Control Price shall be cancelled for no consideration;
(B)
Restricted Stock and Restricted Stock Units (that are not Performance Awards) that are not then vested shall vest in full;
(C)
All Performance Shares, Performance Units, and Cash Incentive Awards for which the performance period has expired shall be paid based on actual performance (and assuming all employment or other requirements had been met in full); and all Performance Shares, Performance Units, and Cash Incentive Awards for which the performance period has not expired shall be cancelled in exchange for a payment (in cash and/or property) equal to the amount that would have been due under such Award(s), valued assuming that the target Performance Goals had been met at the time of such Change of Control, but prorated based on the number of full months in the performance period that have elapsed as of the date of the Change of Control;
(D)
All Dividend Equivalent Units that are not vested shall vest (to the same extent as the Award granted in tandem with the Dividend Equivalent Unit, if applicable) and be paid; and
(E)
All other Awards that are not vested shall vest and if an amount is payable under such vested Award, such amount shall be paid in cash and/or property based on the value of the Award.

“Change of Control Price” shall mean the per share price paid or deemed paid in the Change of Control transaction, as determined by the Administrator. For purposes of this clause (ii), if the value of an Award is based on the Fair Market Value of a Share, Fair Market Value shall be deemed to mean the Change of Control Price.

(d)
Application of Limits on Payments. Except to the extent the Participant has in effect an employment or similar agreement with the Company or any Affiliate or is subject to a policy that provides for a more favorable result to the Participant upon a Change of Control, in the event that the Company’s legal counsel determine that any payment, benefit, or transfer by the Company under this Plan or any other plan, agreement, or arrangement to or for the benefit of the Participant (in the aggregate, the “Total Payments”) to be subject to the tax imposed by Code

Section 4999 (“Excise Tax”) but for this clause (d), then, notwithstanding any other provision of this Plan to the contrary, the Total Payments shall be delivered either (i) in full or (ii) in an amount such that the value of the aggregate Total Payments that the Participant is entitled to receive shall be one dollar ($1.00) less than the maximum amount that the Participant may receive without being subject to the Excise Tax, whichever of (i) or (ii) results in the receipt by the Participant of the greatest benefit on an after-tax basis (taking into account applicable federal, state, and local income taxes and the Excise Tax). In the event that the treatment in clause (ii) results in a greater after-tax benefit to the Participant, payments, or benefits included in the Total Payments shall be reduced or eliminated by applying the following principles, in order: (A) the payment or benefit with the higher ratio of the parachute payment value to present economic value (determined using reasonable actuarial assumptions) shall be reduced or eliminated before a payment or benefit with a lower ratio; (B) the payment or benefit with the later possible payment date shall be reduced or eliminated before a payment or benefit with an earlier payment date; and (C) cash payments shall be reduced prior to non-cash benefits; provided, that, if the foregoing order of reduction or elimination would violate Code Section 409A, then the reduction shall be made pro rata among the payments or benefits included in the Total Payments (on the basis of the relative present value of the parachute payments).
18.
Miscellaneous.
(a)
Other Terms and Conditions. The Administrator may provide in any Award Agreement such other provisions (whether or not applicable to the Award granted to any other Participant) as the Administrator determines appropriate to the extent not otherwise prohibited by the terms of this Plan, and the Administrator is not required to treat all Participants, or all Awards held by a single Participant, in the same manner. No provision in an Award Agreement shall limit the Administrator’s discretion hereunder, unless such provision specifically so provides for such limitation.
(b)
Employment and Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Administrator, for purposes of this Plan and all Awards, the following rules shall apply:
(i)
a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;
(ii)
a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;
(iii)
a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate, shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and
(iv)
a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.

Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant’s termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon his or her “separation from service” within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any

Participant is a “specified employee” within the meaning of Code Section 409A as of the date of his or her “separation from service” within the meaning of Code Section 409A, then, to the extent required by Code Section 409A, any payment made to the Participant on account of such separation from service shall not be made before a date that is six (6) months after the date of the separation from service.

(c)
No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan. Unless otherwise determined by the Administrator or otherwise provided in any Award Agreement, all fractional Shares that would otherwise be issuable under this Plan shall be canceled for no consideration.
(d)
Unfunded Plan; Awards Not Includable for Benefits Purposes. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors. Income recognized by a Participant pursuant to an Award shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant which are maintained by the Company or any Affiliate, except as may be provided under the terms of such plans or determined by resolution of the Board.
(e)
Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules, and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any Award Agreement, the Company has no liability to deliver any Shares under this Plan or make any payment, unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under this Plan as the Company determines necessary or desirable to comply with all applicable laws, rules, and regulations or the requirements of any national securities exchanges.
(f)
Code Section 409A. Any Award granted under this Plan shall be provided or made in such manner and at such time as intended to either make the Award exempt from, or comply with, the provisions of Code Section 409A, to avoid a plan failure described in Code Section 409(a)(1), and the provisions of Code Section 409A are incorporated into this Plan to the extent necessary for any Award that is subject to Code Section 409A to comply therewith. Notwithstanding anything to the contrary in the foregoing, the Company provides no guarantee or warranty of such exemption or compliance and shall not have any liability to any Participant for any failure to effect such exemption or compliance.
(g)
Governing Law; Venue. This Plan, and all Award Agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Delaware, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award, or any Award Agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award, or any Award Agreement, may only be brought and determined in (i) a court sitting in the State of Delaware, and (ii) a “bench” trial, and any party to such action or proceeding shall agree to waive its right to a jury trial.

(h)
Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award, or any Award Agreement must be brought within one (1) year (three hundred sixty- five (365) days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.
(i)
Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and this Plan is not to be construed with reference to such titles.
(j)
Severability. If any provision of this Plan or any Award Agreement or any Award (i) is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would cause this Plan, any Award Agreement, or any Award to violate or be disqualified under any law the Administrator deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of this Plan, Award Agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such Award Agreement and such Award will remain in full force and effect.
(k)
Corporate Transactions. Nothing in this Plan shall be construed to limit the right of the Company to assume or cancel any awards made by any Person in connection with the acquisition by purchase, lease, merger, consolidation, or otherwise, of the business, stock or assets of such Person.

* * *